Basis for preparation, consolidation and accounting policies - Impact of Adoption of IFRIC 23 on consolidated statement of financial position (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Liabilities
Current tax liabilities, current	$ 3,162	$ 5,650
Total liabilities	1,179,760	1,139,074	$ 1,187,656
Shareholders' equity, net
Retained earnings	1,503,785	1,639,658
Total shareholders' equity, net	$ 2,799,857	$ 2,968,200	$ 3,029,565	$ 3,063,627